Series Seed Convertible Preferred Shares	12 Months Ended
Dec. 31, 2023
Series Seed Convertible Preferred Shares [Abstract]
SERIES SEED CONVERTIBLE PREFERRED SHARES

20. SERIES SEED CONVERTIBLE PREFERRED SHARES

In November 2015, the Company entered into a share subscription agreement with a number of investors that the investors agreed to subscribe 3,858 (subsequently subdivided to 241,125) number of series seed preferred shares for US$1.2 million (equivalent of RMB7.6 million). The Company also agreed with a number of ordinary shareholders to redesignate 13,366 (subsequently subdivided to 835,376) number of ordinary shares to series seed preferred shares. Upon the redesignation, the difference between the carrying amount of the ordinary shares and the fair value of the series seed preferred shares was recorded as deemed dividend in accumulated losses.

In July 2019, in order to facilitate the Company to close the round C financing, some holders of series seed preferred shares transferred 124,175 number of series seed preferred shares to a new investor at the fair value of US$33.6928 per share for a total consideration of US$4.2 million (equivalent of RMB28.7 million). As a result, the difference between the carrying amount and the fair value of the series seed preferred shares of US$3.6 million (equivalent of RMB24.5 million) was recorded as deemed dividend in accumulated losses.

The key terms of the series seed convertible preferred shares are summarized below:

Conversion Rights

The series seed convertible preferred shares shall be convertible, at the option of the holder at any time after the date of issuance of such share according to the initial conversion ratio of 1:1, subject to adjustments for dilution, including but not limited to share splits, share combination, share dividends and distribution and certain other events.

Each series seed convertible preferred share shall automatically be converted into ordinary shares upon the earlier of (i) the consummation of a qualified IPO or (ii) the date, or the occurrence of an event, specified by vote or written consent or agreement of the requisite majority (voting as separate series, and on an as-converted basis).

Voting Rights

The series seed convertible preferred shareholder shall be entitled to one vote for each ordinary share into which such series seed convertible preferred shares could then be converted, and with respect to such vote, such holders shall have full voting rights and power equal to the voting rights and powers of the ordinary shareholders.

Dividend Rights

Each holder of the series seed convertible preferred shares shall be entitled to receive dividends at 5% per annum of the respective subscription price of that series seed convertible preferred shares.

For the series seed convertible preferred shares held by such holder, payable out of funds or assets when and as such funds or assets become legally available therefor on parity with each other, prior and in preference to, and satisfied before, any dividend on the ordinary shares. Such dividends shall be payable only when, as, and if declared by the unanimous approval of the Board and shall be non-cumulative.

Liquidation Preferences

In the event of any liquidation, dissolution or winding up of the Company, the assets of the Company legally available for distribution to the shareholders shall be distributed in the following manner and order:

Shareholders of the series seed convertible preferred shares shall be entitled to receive, prior and in preference to any distribution of any of the assets or funds of the Company to the holders of ordinary shares, the amount equal to the greater of (i) 100% of the subscription price, plus any and all declared but unpaid dividends on such series seed convertible preferred shares, and (ii) the amount the holders of series seed convertible preferred shares would have received had the series seed convertible preferred shares been converted into ordinary share immediately prior to the liquidation event.

The liquidation preference amount will be paid to the series seed convertible preferred shares after payments to the holders of all series of Redeemable Convertible Preferred Shares. After distributing or paying in full the liquidation preference amount to all of the preferred shareholders, the remaining assets of the Company available for distribution, if any, shall be distributed to the holders of ordinary shares and the preferred shareholders on a pro rata basis, based on the number of ordinary shares then held by each shareholder on an as converted basis. If the value of the remaining assets of the Company is less than the aggregate liquidation preference amounts payable to the holders of a particular series of preferred shares, then the remaining assets of the Company shall be distributed pro rata amongst the holders of all outstanding preferred shares of that series.

All remaining assets and funds of the Company available for distribution to the shareholders shall be distributed ratably among all the shareholders based on the number of shares held by such shareholders on a fully diluted basis.

Initial measurement and subsequent accounting for the series seed convertible preferred shares

The series seed convertible preferred shares are classified as permanent equity in the consolidated balance sheets as they are not redeemable. The series seed convertible preferred shares are recognized at their fair value at the date of issuance or redesignation from ordinary shares, net of nil issuance costs. No subsequent adjustment of the carrying amount was required.